 Blue Sphere Corporation S-1/A

Exhibit 10.72

LOCK-UP AGREEMENT

[ ], 2017
Maxim Group LLC As Representative of the Underwriters. 405 Lexington Avenue New York, NY 10174

Re:       Public Offering of Securities of Blue Sphere Corporation

Ladies and Gentlemen:

The undersigned understands that you, as representative (the “Representative”) of the Underwriters (the “Underwriters”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”), with Blue Sphere Corporation, a Nevada corporation (the “Company”), providing for the public offering (the “Public Offering”) of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and warrants to purchase Common Stock (the “Warrants” and, together with the Common Stock, the “Securities”). Terms used but not defined herein shall have the meanings ascribed to them in the Underwriting Agreement.

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the Representative’s prior written consent, the undersigned will not, for a period commencing on the date hereof and ending 180 days after the date of the final prospectus filed with the Commission pursuant to Rule 424(b) (the “Lock-Up Period”) (1) offer, pledge, sell, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company or any securities convertible into, exercisable for, or exchangeable for shares of Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing restrictions shall be equally applicable to any issuer-directed shares of Common Stock the undersigned may purchase in the Public Offering.

In addition, the undersigned agrees that, without the Representative’s prior consent, the undersigned will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock of the Company or any securities convertible into, exercisable for, or exchangeable for shares of Common Stock.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar relating to the transfer of the undersigned’s shares of Common Stock except in compliance with the restrictions described above.

If (x) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or other press release of material information or a material event relating to the Company occurs or (y) prior to the expiration of the Lock-Up Period, the Company announces that it will release its earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the Lock-Up Period shall be extended by, and the restrictions imposed by this agreement shall continue to apply until the expiration of, the 18-day period beginning on the issuance of the earnings or other press release or the occurrence of the material event, provided, however, that such extension of the Lock-Up Period shall not apply if, (i) at the expiration of the Lock-Up Period, the Securities are “actively traded securities” (as defined in Regulation M) and (ii) the Company meets the applicable requirements of paragraph (a)(1) of Rule 139 under the Securities Act in the manner contemplated by NASD Rule 2711(f)(4) of the FINRA Manual. If the Lock-Up Period is so extended, the undersigned shall not engage in any transaction that may be restricted by this agreement during the extended Lock-Up Period unless the undersigned requests and receives prior written confirmation from the Representative or the Company that the restrictions imposed by this agreement have expired.

The undersigned understands that the Company and the Underwriters are relying on this agreement in proceeding toward consummation of the public offering contemplated by the Underwriting Agreement. This agreement is irrevocable and shall be binding upon the undersigned and the heirs, personal representatives, successors and assigns of the undersigned.

[Signature page follows.]

Very truly yours,

(Print Name)

By:
Name: Title:

3